UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

FORM 8-K
________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	811-21698 (Commission File Number)	81-0660852 (IRS Employer Identification No.)

One Corporate Center, Rye, New York	10580-1422
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 422-3554

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (I7 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (l7 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (I7 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2010, the Board of Trustees of The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund”) approved and adopted an amendment (the “Amendment”) to the By-Laws of the Fund.  The Amendment was effective as of January 15, 2010.  The Amendment sets forth the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders.

The preceding is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

3.1           Amendment No. 1, dated January 15, 2010, to the By-Laws of The Gabelli Global Gold, Natural Resources & Income Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 22, 2010

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

By:	/s/ Agnes Mullady
Agnes Mullady
Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1, dated January 15, 2010, to the By-Laws